SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: NOVEMBER 17, 2005
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



                333-16031                             86-0793960
          (Commission File No.)                    (I.R.S. Employer
                                                  Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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                  SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       Effective November 17, 2005, David E. Weiss was elected to our board of directors by the holders of our Series A Preferred Stock. Mr. Weiss fills an existing vacancy on our board of directors. Pursuant to the Certificate of Designations, Preferences and Rights relating to our Series A convertible preferred stock, $.001 par value per share (the "Series A Preferred Stock"), dated as of August 18, 2004, so long as at least 500,000 shares of the originally issued shares of Series A Preferred Stock remain outstanding, the holders of our outstanding shares of Series A Preferred Stock are entitled to elect three directors to our board of directors by plurality vote or by the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock entitled to vote for such directors. The holders of our Series A Preferred Stock previously elected two directors to our board of directors. To date, Mr. Weiss has not been named to any committees of our board of directors. The biographical information of Mr. Weiss required by this Item is set forth below.


   DAVID E. WEISS.   Mr. Weiss has served on our board of directors since
                     November 17, 2005. From May 1996 until 2000, Mr. Weiss served as the Chairman, President and Chief Executive
                     Officer of Storage Technology Corporation, a developer, manufacturer and distributor of data storage solutions for the management, retrieval and protection of business information. Mr. Weiss also held various other executive positions with Storage Technology Corporation from 1991 through 1996 including Chief Operating Officer, Executive
                     Vice President, Senior Vice President for Marketing and
                     Strategic Planning, and Vice President - Global Marketing.
                     Mr. Weiss currently serves as a director of Apogee
                     Enterprises, Inc., a publicly-held holding company engaged in the design and development of value-added glass products, services and systems.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INCENTRA SOLUTIONS, INC.


Date:  November 23, 2005                By:     /s/ Thomas P. Sweeney III
                                           ------------------------------------
                                                    Thomas P. Sweeney III
                                                    Chief Executive Officer